                                EXHIBIT 10.2(b)

        Amendment No. 2 to the Advisory Agreement dated October 13, 1996

                   AMENDMENT NO. 2 TO THE ADVISORY AGREEMENT

         THIS AMENDMENT NO. 2 TO THE ADVISORY AGREEMENT, effective as of October 13, 1996, is by and between INLAND REAL ESTATE CORPORATION f/k/a INLAND MONTHLY INCOME FUND III, INC., a Maryland corporation (the "Company"), and INLAND REAL ESTATE ADVISORY SERVICES, INC., a Maryland corporation (the "Advisor"). All capitalized terms used herein shall have the same meaning as set forth in the Company's prospectus dated July 24, 1996 or the Advisory Agreement dated as of October 14, 1994, as amended (the "Advisory Agreement") unless the context otherwise requires.

                              W I T N E S S E T H

                 WHEREAS, the Company and the Advisor are currently party to the Advisory Agreement;

                 WHEREAS, the Advisory Agreement expires on October 13, 1996;

                 WHEREAS, the Company and the Advisor are desirous of extending the term of the Advisory Agreement through October 13, 1997; and

                 WHEREAS, the Board of Directors of the Company has unanimously approved an extension of the Advisory Agreement.

                 NOW, THEREFORE, the parties agree as follows for the benefit of each other party:

         1. AMENDMENT. Section 16, as amended as of October 13, 1995 shall be further amended by deleting the first sentence of the first paragraph of Section 16 and substituting the following:

                 THEREFORE, this Agreement will continue in force until October 13, 1996 subject to successive one-year renewals with the mutual consent of the parties including an affirmative vote of a majority of the Independent Directors.

         2. APPLICABLE LAW. This Amendment No. 2 shall be construed in accordance with and governed by the substantive laws of the State of Maryland.

         3. COUNTERPARTS. This Amendment No. 2 may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be considered one in the same instrument.

         4. PRIOR AGREEMENT. Except as modified by this Amendment No. 2, the Advisory Agreement is reaffirmed in all respects, and shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to the Advisory Agreement to be duly executed as of this 13th day of October, 1996.

                                      INLAND REAL ESTATE CORPORATION f/k/a
                                      INLAND MONTHLY INCOME FUND III, INC.

                                      By:_______________________________________

                                         Title: ________________________________

                                      INLAND REAL ESTATE ADVISORY SERVICES, INC.

                                      By:_______________________________________

                                         Title: ________________________________